UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2024

Radian Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11356	23-2691170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 East Swedesford Road, Suite 350,

Wayne, Pennsylvania, 19087

(Address of Principal Executive Offices, and Zip Code)

(215) 231-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RDN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 19, 2024, the Board of Directors of Radian Group Inc. (the “Company”) appointed Mary Dickerson, the Company’s Senior Executive Vice President, Chief People Officer, to the role of Senior Executive Vice President, Chief People and Operating Officer, effective April 24, 2024. In this new role, in addition to her current responsibilities overseeing all aspects of the Company’s human resources (people) function and providing executive oversight over the Company’s procurement and vendor management, facilities, administration and safety, security and business resiliency functions, Ms. Dickerson will assume executive oversight responsibility for the Company’s Title and Real Estate Services businesses and the Company’s marketing, communications and corporate responsibility or ESG functions.

Ms. Dickerson joined Radian in January 2021 as Executive Vice President, Chief People Officer and was promoted to Senior Executive Vice President, Chief People Officer effective January 1, 2023. A description of Ms. Dickerson’s experience prior to joining the Company is disclosed in the “Executive Officers” section of the Company’s 2024 Proxy Statement as filed with the Securities and Exchange Commission on April 5, 2024.

There were no changes to Ms. Dickerson’s compensation as a result of her new appointment. In addition, there are no arrangements or understandings between Ms. Dickerson and any other person pursuant to which she was appointed to her new role. Ms. Dickerson does not have any familial relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer, and there are no transactions in which Ms. Dickerson has an interest requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.
(Registrant)

Date: April 24, 2024	By:	/s/ Edward J. Hoffman
Edward J. Hoffman
General Counsel and Corporate Secretary